SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 16, 2000

                             COMMISSION FILE NUMBER:


          Delaware                               USA Biomass Corporation
(State or other jurisidiction of       (Exact name of registrant as specified in
 incorporation or organization)                       its charter)

                                   33-0329559
                      (I.R.S. Employer Identification No.)


7314 Scout Avenue, Bell Gardens, California                                90201
(Address of principal executive offices)                              (Zip Code)

                                 (562) 928-9900
              (Registrant's telephone number, including area code)


      AMCOR Capital Corporation, 52300 Enterprise Way, Coachella, CA 92236
          (Former name or former address, if changed since last report)




                              Thomas E. Stepp, Jr.
                              Stepp & Beauchamp LLP
                           1301 Dove Street, Suite 460
                         Newport Beach, California 92660
                                 (949) 660-9700
                            Facsimile: (949) 660-9010

                                   Page 1 of 4
                      Index to Exhibits specified on Page 3

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ITEM 5. OTHER EVENTS

     On August 15, 2000, Mr. Robert A. Wright unconditionally resigned as an officer and director of the Company. Mr. Wright also has declined to stand for re-election to the Company's Board of Directors. A true and correct copy of Mr. Wright's letter of resignation is attached as an exhibit hereto and is incorporated herein by this reference as though set forth verbatim herein. The Company is reporting this event under "Item 5. Other Events" instead of as "Item
6. Resignation of Registrant's Directors" because the Company does not believe Mr. Wright has a disagreement with the Company on any matter relating to the Company's operations, policies or practices.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    USA BIOMASS CORPORATION


DATED: August 16, 2000              By: /s/ Fred H. Behrens
                                        ----------------------------------------
                                    Fred H. Behrens, Chief Executive Officer and
                                    Chairman of the Board of Directors

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INDEX TO EXHIBITS

(1)  UNDERWRITING AGREEMENT
     Not Applicable.

(2) PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION Not Applicable.

(4) INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES Not Applicable.

(16) LETTER RE: CHANGE IN CERTIFYING ACCOUNTANT
     Not Applicable.

(17) LETTER RE: DIRECTOR RESIGNATION
     Attached as an exhibit hereto.

(20) OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS
     Not Applicable.

(23) CONSENTS OF EXPERTS AND COUNSEL
     Not Applicable.

(24) POWER OF ATTORNEY
     Not Applicable.

(27) FINANCIAL DATA SCHEDULE
     Not Applicable.

(99) ADDITIONAL EXHIBITS
     Not applicable.


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